Exhibit 10(iiii)

                               AMENDMENT NO. 1 TO
                     MANAGEMENT AND INTERCORPORATE AGREEMENT
                     ---------------------------------------

         THIS AMENDMENT NO. 1 made as of the 1st day of October, 1994 by and between URT INDUSTRIES, INC. ("URT"), a Florida corporation with principal offices located at 3451 Executive Way, Miramar, Florida 33035 and PEACHES ENTERTAINMENT CORPORATION ("PEC"), a Florida corporation with principal offices located at 3451 Executive Way, Miramar, Florida 33035.

         On March 29, 1993, URT and PEC entered into a Management and Incorporate Agreement, a true copy of which is annexed hereto as Exhibit A (the "Management Agreement").

         The parties desire to modify the Management Agreement, as provided herein.

         IT IS, THEREFORE, AGREED:

         1. Subparagraph 2(d) of the Management Agreement is hereby deleted and the following subparagraph 2(d) is substituted:


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              "(d) during the period commencing on October 2, 1994 and ending on
         April 1, 1995, for the services and guarantee provided for under paragraphs 2(a) and 2(b), PEC agrees to pay a fee to URT of Five Hundred Thousand Dollars ($500,000) in equal weekly installments during such period; from and after April 2, 1995, for such services and guarantee, PEC agrees to pay a fee to URT, weekly, at the rate of Seven Hundred Fifty Thousand Dollars ($750,000) per year;".

         2. Except as above provided, all of the terms and conditions of the Management Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date set forth above.


                            URT INDUSTRIES, INC.


                            By:/s/ Allan Wolk
                               ---------------------------------


                            PEACHES ENTERTAINMENT CORPORATION


                            By:/s/ David Jackowitz, Exec. V.P.
                               ---------------------------------


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